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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C, 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) MARCH 13, 2000
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                                ACUBID.COM, INC.
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             (Exact name of registrant as specified in its charter)

                        Commission File Number 000-27757


            DELAWARE                                       33-0529299
 -------------------------------                           -------------------
 (State or other jurisdiction of                           (I.R.S Employer
  incorporation or organization)                           Identification No.)


         1947 CAMINO VIDA ROBLE, SUITE 102, CARLSBAD, CALIFORNIA        92008
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         (Address of principal executive offices)                  (Zip Code)


         Registrant's telephone number, including area code:   (760) 804-0023
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         ITEM 5. OTHER EVENTS

                  1. STOCK PURCHASE AGREEMENT FOR THE ACQUISITION OF 90% OF THE
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                     OUTSTANDING SHARES OF PT. JARING DATA INTERAKTIF
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                  On March 13, 2000, the Registrant entered into a Stock
Purchase Agreement with Adisatrya Surya Sulisto ("Seller" or "Sulisto"), owner of at least 90% of the issued and outstanding shares of PT Jaring Data Interaktif, ("JDI") wherein and whereby, the Registrant, through its wholly owned subsidiary, Acubid Acquisition Corp., will purchase 90% of the issued and outstanding shares of JDI in exchange for 44,000,000 shares of the Registrant's common stock. The Stock Purchase Agreement also contemplated that an additional 5,000,000 shares of the Registrant's common stock would be issued to the Seller in the event that the Seller raised an additional $10,000,000 in capital for the Registrant.

                  On March 27, 2000, Registrant entered into an Amended and Restated Stock Purchase Agreement (the "Agreement") which replaced the Stock Purchase Agreement executed March 13, 2000. This Agreement does not differ significantly from the March 13, 2000 Stock Purchase Agreement and essentially clarified certain terms of the original agreement and expanded the representations and warranties made by the Registrant and Seller. Again, in this Agreement, the Registrant, through its wholly owned subsidiary, Acubid Acquisition Corp., purchased 90% of the issued and outstanding shares of JDI from Seller in exchange for 44,000,000 shares of the Registrant's common stock. Upon closing Registrant intends to change its name to Asia Web Holdings.com.

                  Since the execution of the March 13, 2000 Stock Purchase Agreement, Seller has entered into an arrangement with the Selim K. Zilkha Trust ("Zilkha" or the "Trust") wherein the Trust will purchase 5,000,000 shares of Registrant's common stock in exchange for a $10,000,000 capital infusion in the Registrant. It is contemplated that this Private Placement will close simultaneous with the closing under the Agreement and after Registrant receives appropriate investment representations from Zilkha. The Agreement further provided that Zilkha, will be entitled to all the rights, remedies, and other benefits under the Agreement as Seller, on a pro rata basis. Some of these other benefits include certain registration rights described below.

                  Shareholder approval is required by the Agreement to complete the transaction. Additionally, shareholder approval is also required since this transaction contemplates a change in the name of the Registrant and since the completion of this transaction requires increasing the authorized shares of common stock from its current 50,000,000 to 100,000,000. The Registrant is planning to seek shareholder approval not later than June 7, 2000, with closing to occur shortly thereafter.

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                  The Agreement provides that prior to closing, the Bylaws of the Registrant and its wholly owned subsidiary will be amended to increase the Board of Directors to eight (8) directors. Upon closing, the Agreement contemplates that all directors of the Registrant and its wholly owned subsidiary will resign except for two and that the remaining Board of Directors will appoint six (6) nominees of Seller to fill the vacancies until the next annual meeting

                  The Agreement further contemplates that, upon closing, Michael Schaffer, the Registrant's current Chief Executive Officer will enter into an employment agreement on the following terms: i) Mr. Schaffer will serve as Chief Executive Officer for a period of five (5) years; ii) Mr. Schaffer will receive an annual salary of $150,000 per year plus a qualified option package; iii) Mr Schaffer may be terminated by the Registrant, at any time, by providing him with a severance of 1 1/2 years of compensation at any time during the first year, 1 year compensation during the next three years, and 1/2 year compensation during the fifth or last year. The Agreement further contemplates providing Lawrence Schaffer, President, and Waddy Stephenson, Chief Technical Officer similar employment contracts at their present compensation levels.

                  The Agreement contemplates that closing will occur no later than August 31, 2000 and the Agreement may be terminated by either party if the closing does not occur by that date.

                  The Agreement grants Seller and Zilkha and any Transferee of either with certain registration rights that include one demand registration and an unlimited number of incidental or "piggyback" registrations. In all "piggyback" registrations contemplated by the Agreement, the Registrant will pay all costs and expenses with the exception of underwriting commissions and discounts, transfer taxes and legal fees for the selling shareholders. As for the demand registration contemplated by the Agreement, the Registrant will pay all costs and expenses with the exception of underwriting commissions and discounts, transfer taxes and legal fees and Commission and NASD filing fee, and state securities registration and filing fees attributable solely to inclusion of the selling shareholders' stock in the registration statement.

                  Closing is subject to the approval of the Indonesian Badan Penanaman Modal or Investment Board which was obtained on March 27, 2000, Closing is also subject to the approval of the Ministry of Laws and Legislation of the amended Articles of Association of JDI reflecting the position of the Registrant as a shareholder. Closing may also be subject to the approval of the Minister of Communications on the changes in shareholding structure of PT Medialintas Antarbuana resulting from the Registrant's entry into JDI.

                  The Agreement also contemplates that it is the intention of the Seller to transfer the JDI stock to an offshore entity which would then be substituted in the Agreement in the place of the Seller.

                  Established in January 1999, PT Jaring Data Interaktif ("JDI") is an Indonesian- based Internet and multi-media company. JDI and its affiliates have extensive licenses in satellite, wireless broadband and other areas that relate to Internet service and content.

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                  JDI presently provides dial-up Internet services and beginning in June, 2000 will provide broadband Internet services for Indonesian customers, though it plans to target the larger global community eventually. JDI also has licenses and contracts to exclusively market a wide range of content from media sources, including TV stations, radio stations, cable TV and newspapers.

                  In addition, JDI owns PT Medialintas Antarbuana, a start-up Internet Service Provider ("ISP") and is affiliated to PT Mesana Investama Utama (securities) and PT Mesana Transforex Internsional (Brokerage firm), a stock brokerage company. A web site devoted to the Jakarta stock market, as well as other web sites are currently under development which will further increase focus on the content market for Indonesia.


                                   SIGNATURES

                  Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          ACUBID.COM, INC. (Registrant)


Date: March 28, 2000



By: /S/ Lawrence Schaffer
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    Lawrence Schaffer, President


                                INDEX TO EXHIBITS


EXHIBIT               DESCRIPTION                                           PAGE
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2.1                   Stock Purchase Agreement Executed
                      March 13, 2000

2.2                   Amended and Restated Stock Purchase
                      Agreement Executed March 27, 2000


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